UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):	November 26, 2012

Ralcorp Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-12619	43-1766315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 Market Street
St. Louis, Missouri 63101

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code	(314) 877-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Merger Agreement

As previously disclosed, on November 26, 2012, Ralcorp Holdings, Inc., a Missouri corporation (“Ralcorp”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ConAgra Foods, Inc., a Delaware corporation (“ConAgra Foods”), and Phoenix Acquisition Sub Inc., a Missouri corporation and a wholly owned subsidiary of ConAgra Foods (“Merger Subsidiary”).  The following description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the boards of directors of Ralcorp and ConAgra Foods, Merger Subsidiary will merge with and into Ralcorp (the “Merger”), whereupon the separate existence of Merger Subsidiary will cease and Ralcorp will be the surviving corporation and a wholly owned subsidiary of ConAgra Foods. Upon the completion of the Merger (the “Effective Time”), each outstanding share of Ralcorp common stock (other than shares held by Ralcorp, ConAgra Foods, any of their respective subsidiaries or by any holder who has properly exercised dissenter’s rights in accordance with Section 351.455 of the Missouri General Business and Corporation Law), together with any related rights (the “Rights”) issued pursuant to the Shareholder Protection Rights Agreement (the “Rights Agreement”), dated as of May 4, 2011, between Ralcorp and Computershare Trust Company, N.A., as Rights Agent, will be converted into the right to receive $90.00 in cash, without interest (the “Merger Consideration”).  At the Effective Time, each outstanding stock option or stock appreciation right and each award of restricted Ralcorp common stock and each restricted stock unit, whether settled in cash or in Ralcorp common stock outstanding under the Company’s equity plans or arrangements, whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration with respect to each share subject to the award (in the case of options and stock appreciation rights, less the exercise price per share immediately prior to the Effective Time).

Each party’s obligation to complete the Merger is subject to various customary conditions, including, among others, (a) approval of the Merger Agreement by the holders of at least two-thirds of the outstanding shares of Ralcorp common stock entitled to vote thereon, (b) there being no applicable law or other legal restraint prohibiting consummation of the Merger, (c) the receipt of certain U.S. and Canadian antitrust approvals, (d) performance by the other party in all material respects of its obligations under the Merger Agreement and (e) subject to specified materiality standards, the accuracy of the representations and warranties of the other party.  ConAgra Foods’ obligation to complete the Merger is additionally subject to (i) there not having been instituted or pending any action or proceeding by a governmental authority (A) relating to the transactions contemplated by the Merger Agreement, (B) seeking to restrain or prohibit the ownership or operation by ConAgra Foods, Ralcorp or their respective affiliates of all or any portion of the businesses or assets of ConAgra Foods, Ralcorp or any of their respective affiliates or (C) seeking to compel ConAgra Foods, Ralcorp or any of their respective affiliates to take any action that would not be required to be taken pursuant to the Merger Agreement and (ii) there being no condition to consummation of the Merger imposed by a governmental authority that includes the taking of any action that is not required to be taken pursuant to the terms of the Merger Agreement.

Ralcorp and ConAgra Foods have each made customary representations, warranties and covenants in the Merger Agreement. Ralcorp has agreed, among other things, (a) subject to certain exceptions, to conduct its business in the ordinary course of business consistent with past practices in all material respects between the execution of the Merger Agreement and the Effective Time and not to take specified actions during such period and (b) not to solicit competing acquisition proposals or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. The Merger Agreement contains certain termination rights for both Ralcorp and ConAgra Foods, and further provides that, upon termination of the Merger Agreement under certain circumstances, including in relation to the receipt of an unsolicited, competing acquisition proposal that the Ralcorp board of directors determines is superior, Ralcorp may be required to pay ConAgra Foods a termination fee equal to $180 million.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about Ralcorp, ConAgra Foods or their respective subsidiaries and affiliates.  The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specific dates.  The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and in reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or condition of Ralcorp, ConAgra Foods or Merger Subsidiary, or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Ralcorp’s public disclosures.  For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that Ralcorp and ConAgra Foods publicly file with the SEC.

Rights Agreement Amendment

On November 26, 2012, Ralcorp entered into Amendment No. 1 to the Rights Agreement (the “Amendment”) to include Ralcorp’s express written consent to the execution, delivery and performance of the Merger Agreement and the announcement and consummation of the transactions contemplated thereby, and to clarify that insofar as such consent has been given, the Rights Agreement shall be inapplicable to the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement. In particular, the Amendment provides that (a) no person will be deemed to be an Acquiring Person (as defined in the Rights Agreement) and no distribution of rights will occur solely by virtue of the approval, execution, delivery or performance of the Merger Agreement or the consummation of the transactions contemplated thereby and (b) the Rights will expire immediately prior to the Effective Time.

A copy of the Amendment is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Credit Agreement Amendment and Consent

On November 26, 2012, Ralcorp and Ralcorp Receivables Corporation entered into a Consent (the “Consent”) relating to the Credit Agreement Amendment (as defined below) with JPMorgan Chase Bank, N.A., as agent, and the funding agents under the Amended and Restated Receivables Purchase Agreement, dated as of November 4, 2010, by and among Ralcorp, Ralcorp Receivables Corporation, the commercial paper conduits party thereto, the committed purchasers party thereto, the funding agents party thereto and the agent, as amended.  The Consent is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On November 27, 2012, Ralcorp entered into Amendment No. 1 to Credit Agreement and Waiver (the “Credit Agreement Amendment”) relating to Ralcorp’s Credit Agreement dated as of May 1, 2012 (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., individually and as administrative agent, and the lenders party thereto to amend the definition of “EBIT” to exclude certain losses and costs; however, effectiveness of the amendment of such definition is subject to corresponding amendment of certain of Ralcorp's other outstanding senior indebtedness in form and substance satisfactory to the administrative agent.

The Credit Agreement Amendment also decreases the required Interest Expense Coverage Ratio from not less than 3.00:1.00 to not less than 2.75:1.00 and waived any events of default arising solely out of the failure to maintain an Interest Expense Coverage Ratio of not less than 3.00:1.00 as of the end of the fiscal quarter ended September 30, 2012.  As of September 30, 2012, Ralcorp had no outstanding borrowings under the Credit Agreement. The Credit Agreement Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.03              Material Modifications to Rights of Security Holders.

The disclosure set forth under “Rights Agreement Amendment” under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference into this Item 3.03.

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Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                On November 26, 2012, Ralcorp granted long-term incentive cash retention awards to certain Ralcorp officers, including two named executive officers and Ralcorp’s Chief Financial Officer, in lieu of long-term equity and equity-based compensation awards such officers otherwise would have been granted in November 2012 in the ordinary course had Ralcorp not entered into the Merger Agreement. Such executive officers were granted the awards in the following amounts: Kevin J. Hunt - $2,500,000; Charles G. Huber, Jr. - $900,000; and Scott Monette - $1,000,000.  These awards generally vest and are paid one-third (1/3) upon the completion of the Merger, one-third (1/3) six months after the completion of the Merger and one-third (1/3) one year after the completion of the Merger, subject to continued employment through the applicable vesting date other than under circumstances described in the applicable award agreement. The preceding description of the cash long-term incentive awards does not purport to be a complete description and is qualified in its entirety by reference to the full text of the form of award agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This document and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are sometimes identified by the use of terms and phrases such as “believe,” “should,” “would,” “expect,” “project,” “estimate,” “anticipate,” “intend,” “plan,” “will,” “can,” “may,” or similar expressions elsewhere in this document.  All forward-looking statements are subject to a number of important factors, risks, uncertainties, and assumptions that could cause actual results to differ materially from those described in any forward-looking statements, including but not limited to the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger.  These factors and risks include, but are not limited to, the strategic opportunity and perceived value to Ralcorp’s shareholders of the proposed merger, general economic conditions, accuracy of certain accounting assumptions, changes in actual or forecasted cash flows, competitive pressures, future sales volume, significant increases in the costs of certain commodities, timely implementation of price increases, successful execution of cost saving strategies, changes in tax laws, integration risks associated with recent acquisitions, changes in weighted average shares for diluted EPS, increases in transportation costs, and other financial, operational, and legal risks and uncertainties detailed from time to time in Ralcorp’s and ConAgra Foods’ cautionary statements contained in their respective filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  The forward-looking statements included in this document are made only as of the date hereof.  Ralcorp disclaims and does not undertake any obligation to update or revise any forward-looking statement in this document except as required by law.

Additional Information and Where to Find It

Ralcorp intends to file with the SEC a proxy statement in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Ralcorp and will contain important information about the proposed merger and related matters.  RALCORP SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE.  The proxy statement and other relevant materials (when they become available), and any other documents filed by Ralcorp with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Ralcorp by contacting Investor Relations by mail at Attention: Investor Relations, 800 Market Street, St. Louis, Missouri 63101.

Participants in the Solicitation

Ralcorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Ralcorp shareholders in connection with the proposed merger.  Information about Ralcorp’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on January 13, 2012, and its Annual Report on Form 10-K for the year ended September 30,

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2011, which was filed with the SEC on December 14, 2011 and on September 12, 2012.  These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 800 Market Street, St. Louis, Missouri 63101, or by going to Ralcorp’s Investor Relations page on its corporate website at www.ralcorp.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement that Ralcorp intends to file with the SEC.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

2.1

Agreement and Plan of Merger, dated as of November 26, 2012, among Ralcorp Holdings, Inc., ConAgra Foods, Inc. and Phoenix Acquisition Sub Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger have been omitted and Ralcorp agrees to furnish supplementally a copy of any such omitted schedule to the SEC upon request.)

4.1

First Amendment, dated November 26, 2012, to the Shareholder Protection Rights Agreement, dated as of May 4, 2011, between Ralcorp Holdings, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form 8-A filed by Ralcorp Holdings, Inc. on November 29, 2012).

10.1	Consent, dated November 26, 2012, by and among Ralcorp Receivables, LLC, Ralcorp Holdings, Inc., the funding agents party thereto and JPMorgan Chase Bank, N.A.
10.2	Amendment No. 1 to Credit Agreement and Waiver, dated November 27, 2012, by and among Ralcorp Holdings, Inc., JPMorgan Chase Bank, N.A. and the lenders party thereto.
10.3	Form of Long-term Incentive Cash Retention Award.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC.
Date: November 29, 2012	By: /s/ S. Monette_____________________________
Name: S. Monette
Title: Corporate Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of November 26, 2012, among Ralcorp Holdings, Inc., ConAgra Foods, Inc. and Phoenix Acquisition Sub Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger have been omitted and Ralcorp agrees to furnish supplementally a copy of any such omitted schedule to the SEC upon request.)

4.1

First Amendment, dated November 26, 2012, to the Shareholder Protection Rights Agreement, dated as of May 4, 2011, between Ralcorp Holdings, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to the Registration Statement on Form 8-A filed by Ralcorp Holdings, Inc. on November 29, 2012).

10.1	Consent, dated November 26, 2012, by and among Ralcorp Receivables, LLC, Ralcorp Holdings, Inc., the funding agents party thereto and JPMorgan Chase Bank, N.A.
10.2	Amendment No. 1 to Credit Agreement and Waiver, dated November 27, 2012, by and among Ralcorp Holdings, Inc., JPMorgan Chase Bank, N.A. and the lenders party thereto.
10.3	Form of Long-term Incentive Cash Retention Award.